                                                                     EXHIBIT 1.1

                               ___________ SHARES

                         GENERAL GROWTH PROPERTIES, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT



                                                                    [date]


[Representative]
As Representative of the several
Underwriters named in Schedule I,
c/o [Representative]

Ladies and Gentlemen:

         General Growth Properties, Inc., a Delaware corporation (the "Company") and the general partner of GGP Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), proposes to issue and sell up to an aggregate of ___________ shares of the Company's common stock par value $.10 per share (the "Common Stock"). Subject to the terms and conditions stated herein, the Company hereby agrees to sell to the firms named in Schedule I hereto (the "Underwriters"), and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of shares of Common Stock set forth in Schedule I hereto (the "Firm Shares"). At the election of the Underwriters, the Underwriters may purchase up to an additional ___________ shares of the Common Stock on the terms and for the purposes set forth in
Section 2 hereof (the "Option Shares"). The Firm Shares and the Option Shares, if purchased, are herein collectively called "Shares". In the event and to the extent that the Underwriters shall exercise the election to purchase Option Shares pursuant to Section 2 and subject to the terms and conditions stated therein, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agree, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Option Shares as set forth in Section 2 hereof as to which such election shall have been exercised.

         This is to confirm the agreement concerning the purchase of the Shares from the Company by the Underwriters.

         1. The Company and the Operating Partnership, jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

                  (a) A registration statement on Form S-3 (File No. ___________) in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to you as the representative (the "Representative") of the Underwriters and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included therein, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than documents incorporated by reference in such prospectus and prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), each in the form heretofore delivered to the Representative); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Shares, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing); if the Company has filed an abbreviated registration statement to register additional securities, including shares of Common Stock, pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement, unless the context otherwise requires;

                  (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use in the Prospectus as amended or supplemented;

                  (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement or a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use in the Prospectus as amended or supplemented;

                  (d) Neither the Company nor any of its subsidiaries ("subsidiaries", as used in this Agreement, shall include the Operating Partnership, GGPLP L.L.C. and each other partnership which is together wholly-owned by the Company, the Operating Partnership and GGPLP L.L.C. (each, a "Property

         Partnership")), has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus as amended or supplemented, there has not been any change in the capital stock (other than issuances pursuant to stock option plans) of the Company or the short-term or long-term debt of the Company (other than reductions in short-term or long-term debt pursuant to scheduled reductions in the applicable debt instrument) or the capital stock or equity capital of any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity (or, with respect to partnership subsidiaries, partnership capital) or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                  (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each material subsidiary of the Company has been duly organized and is validly existing as a partnership or corporation, as the case may be, in good standing (to the extent applicable) under the laws of its jurisdiction of organization and has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                  (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. Except as disclosed in the Prospectus, no shares of the Company's Common Stock are reserved for any purpose and there are no outstanding securities convertible into or exchangeable for any shares of Common Stock of the Company, and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of Common Stock or any other securities of the Company (except, in the case of options, any options granted on or after the date on which the Company filed its definitive proxy statement on Schedule 14A);

                  (g) The Shares have been duly and validly authorized and, when issued and delivered pursuant to this Agreement, will be validly issued, fully paid and non-assessable and will not be subject to the preemptive rights or other similar rights of any stockholder of the Company; all corporate action required to be taken for the authorization, issue and sale of the Shares has been validly and sufficiently taken; and the Shares will conform to the description thereof contained in the Prospectus as amended or supplemented;

                  (h) The issue and sale of the Shares by the Company, the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the property or assets of the Company or any subsidiary is subject, except for a conflict, breach, violation, or default which would not have a material adverse effect on
         (i) the Company's ability to perform its obligations hereunder or (ii) the Company and its subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the certificate of incorporation or bylaws of the Company or the constituent documents of any subsidiary or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

                  (i) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, which might reasonably be expected to individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (j) Neither the Company nor any of its subsidiaries is in violation of its certificate of incorporation or certificate of limited partnership, as the case may be, or bylaws or partnership agreement, as the case may be, or in breach of or default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument or under any applicable law, rule, order, administrative regulation or administrative or court decree to which it is a party or by which it or any of its properties may be bound, which breaches or defaults would, in the aggregate, have a material adverse effect on the general affairs, management, financial position, stockholders equity or results of operations of the Company and its subsidiaries taken as a whole;

                  (k) The statements set forth in the Prospectus (i) under the captions "Description of Common Stock", insofar as they purport to constitute a summary of the terms of the securities of the Company and the provisions of the laws and documents referred to therein, and (ii) under the caption "Federal Income Tax Considerations", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete;

                  (l) Neither the Company, nor any of its subsidiaries, is, or will be, after giving effect to the issue and sale of the Shares by the Company, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (m) During the periods covered by the financial statements on which they reported and on the date of their report, PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries or affiliates, were independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                  (n) Deloitte & Touche LLP, who have been engaged by the Company as its independent accountants, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                  (o) The Company and its subsidiaries have good and marketable title in fee simple to, or good and marketable leasehold estates in, all real property described in the Prospectus as being owned or leased by them, and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property, and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid and subsisting leases, in each case except as set forth or contemplated in the Prospectus;

                  (p) The partnership agreement, shareholder agreement or operating agreement of each subsidiary of the Company has been duly authorized, executed and delivered by each party thereto and is valid, legally binding and enforceable in accordance with its terms; all of the partnership interests in each partnership subsidiary of the Company, all of the stock of each corporate subsidiary of the Company and all of the membership interests in each limited liability company of the Company have been duly and validly authorized and issued and are owned, directly or indirectly, by the Company, the Operating Partnership or GGPLP L.L.C., free and clear of all liens, encumbrances, equities and claims (except with respect to the pledge of membership interests in GGP-Grandville L.L.C. and capital stock of Grandville Mall, Inc. (collectively, the "Pledged Securities");

                  (q) Application will be made to list the Shares on the New York Stock Exchange ("NYSE");

                  (r) This Agreement has been duly and validly authorized, executed and delivered by each of the Company and the Operating Partnership and is a valid and legally binding agreement of each of the Company and the Operating Partnership in accordance with its terms;

                  (s) The financial statements (including the related notes and supporting schedules) filed as part of, or incorporated by reference in, the Registration Statement and the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved;

                  (t) Each of the Company and the Operating Partnership and their subsidiaries, and each property carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of such property and as is customary for companies engaged in similar businesses in similar industries; and

                  (u) At all times commencing with the Company's taxable year ending December 31, 1993, the Company and the Operating Partnership have been and upon the sale of the Shares will continue to be, organized and operated in conformity with the requirements for qualification of the Company as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code") and the proposed method of operation of the Company and the Operating Partnership will enable the Company to continue to meet the requirements for qualification and taxation as a real estate investment trust under the Code.

         2. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell the Firm Shares to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Shares set opposite that Underwriter's name in Schedule I hereto.

         The Company hereby grants to the Underwriters the right (an "Overallotment Option") to purchase at their election up to the number of Optional Shares set forth in Schedule II hereto on the terms referred to herein for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Option Shares may be exercised by written notice from the Representative to the Company given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Option Shares to be purchased and the date on which such Option Shares are to be delivered, as determined by the Representative, but in no event earlier than the First Time of Delivery or, unless the Representative and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         The number of Option Shares to be added to the number of Firm Shares to be purchased by each Underwriter as set forth in Schedule I hereto shall be, in each case, the number of Option Shares which the Company has been advised by the Representative have been attributed to such Underwriter; provided that, if the Company has not been so advised, the number of Option Shares to be so added shall be, in each case, that proportion of Option Shares which the number of Firm Shares to be purchased by such Underwriter under this Agreement bears to the aggregate number of Firm Shares (rounded as the Representative may determine to the nearest 100 shares). The total number of Shares to be purchased by all the Underwriters pursuant to this Agreement shall be the aggregate number of Firm Shares set forth in Schedule I to this Agreement plus the aggregate number of Option Shares which the Underwriters elect to purchase.

         3. Upon the authorization by the Representative of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         4. Certificates representing the Firm Shares and the Option Shares to be purchased by each Underwriter pursuant to this Agreement, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representative for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks or by transfer to an account designated by the Company, payable to the order of the Company in funds specified in Schedule II, (i) with respect to the Firm Shares, all in the manner and at the place and time and date specified in Schedule II or at such other place and time and date as the Representative and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Option Shares, if any, in the manner and at the time and date specified by the Representative in the written notice given by the Representative of the Underwriters' election to purchase such Option Shares, or at such other time and date as the Representative and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery". For the purpose of expediting the checking and packaging of the certificates for the Shares, the Company shall make the certificates representing the Shares available for inspection by the Representative in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to each Time of Delivery.

         5. The Company agrees with each of the Underwriters:

                  (a) To prepare the Prospectus as amended and supplemented in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of this Agreement and prior to any Time of Delivery which shall be disapproved by the Representative promptly after reasonable notice thereof; to advise the Representative promptly of any such amendment or supplement after any Time of Delivery for such Shares and furnish the Representative with copies thereof; to prepare any Rule 462 Registration Statement, as needed, and file such Rule 462 Registration Statement pursuant to Rule 462(b) under the Act with the Commission; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares, and during such same period to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Shares, of the suspension of the qualification of such Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as the Representative may reasonably request to qualify such Shares for offering and sale under the securities laws of such jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representative may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representative and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the date hereof, upon the request of the Representative but at the expense of such Underwriter, as many copies as the Representative may from time to time reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                  (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                  (e) To use its best efforts to list, subject to notice of issuance, the Shares on the NYSE;

                  (f) During the period beginning from the date of the Prospectus Supplement and continuing to and including the date 30 days after the date of the Prospectus Supplement, the Company will not offer, sell, contract to sell or otherwise dispose of any securities of GGP which are substantially similar to Common Stock or which are convertible or exchangeable into Common Stock or securities which are substantially similar to common stock, without the prior written consent of Lehman Brothers, except for (i) the Shares; (ii) any Common Stock or securities convertible into or exercisable or exchangeable for Common Stock issued by the Company in connection with acquisitions;
         (iii) shares issued under employee stock option or stock purchase plans existing on the date of the Prospectus Supplement; (iv) shares issued on or in connection with the conversion, exchange or put of convertible, exchangeable or other securities outstanding on the date of the Prospectus Supplement; and (v) securities having substantially the same terms as the Company's 7.25% Preferred Income Equity Redeemable Stock, Series A, par value $100 per share (the "PIERS").

                  (g) Except as stated in this Agreement and in the Prospectus, neither the Company nor the Operating Partnership has taken, nor will take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Shares or the Common Stock to facilitate the sale or resale of the Shares.

         6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s); (iv) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (v) the cost of preparing certificates for the Shares and Receipts; (vi) the cost and charges of any transfer agent or registrar; (vii) listing fees of the NYSE; (viii) fees payable to credit rating agencies;

and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters shall be subject, in the discretion of the Representative, to the condition that all representations and warranties and other statements of the Company and the Operating Partnership in this Agreement are, at and as of each Time of Delivery, true and correct, the condition that the Company and the Operating Partnership shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus as amended or supplemented shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; any Rule 462 Registration Statement shall have been filed with the Commission; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representative's reasonable satisfaction;

                  (b) The Underwriters shall have received from Simpson Thacher & Bartlett, counsel to the Underwriters, such opinion or opinions, dated such Time of Delivery, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters;

                  (c) Neal, Gerber & Eisenberg, counsel to the Company, shall have furnished to the Representative its written opinion or opinions, dated each Time of Delivery, in form and substance satisfactory to the Representative, to the effect that:

                           (i) The Company has been duly incorporated and is an existing corporation in good standing under the General Corporation Law of the State of Delaware;

                           (ii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of its failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both the Underwriters and they are justified in relying upon such certificates);

                           (iii) Each subsidiary of the Company listed on Annex IV has been duly organized and is validly existing as a partnership, limited liability company or corporation, as the case may be, in good standing (to the extent applicable) under the laws of its jurisdiction of incorporation or organization and, to the best of such counsel's knowledge, each other subsidiary of the Company has been duly organized or formed and is validly existing as a partnership, limited liability company, trust or corporation, as the case may be, in good standing (to the extent applicable) under the laws of its jurisdiction of incorporation or organization or is subject to no material liability or disability by reason of its failure to be so duly organized, formed or validly existing in good standing in any such jurisdiction; the partnership agreement, shareholder agreement or operating agreement of each subsidiary of the Company has been duly authorized, executed and delivered by each party thereto and is valid, legally binding and enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and the effect of general principles of equity; all of the partnership interests in each partnership subsidiary of the Company, all of the membership interests in each limited liability company subsidiary of the Company and all of the stock of each corporate subsidiary of the Company have been duly and validly authorized and issued and (except as described in the Prospectus) are owned directly or indirectly by the Company, the Operating Partnership or GGPLP L.L.C., free and clear of all liens, encumbrances, equities and claims (except with respect to the pledge of the Pledged Securities); (such counsel being entitled to rely in respect of the opinion in this clause
         (iii) upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe both the Underwriters and they are justified in relying upon such opinions and certificates);

                           (iv) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                           (v) The Shares have been duly authorized and are validly issued and fully paid and non-assessable;

                           (vi) The Shares are free of any preemptive or other similar rights created by the Company's certificate of incorporation and, to the knowledge of such counsel, are free of any preemptive or other similar rights created pursuant to any agreement entered into by the Company;

                           (vii) This Agreement has been duly authorized, executed and delivered by the Company;

                           (viii) The initial Registration Statement and the Rule 462 Registration Statement, if applicable, were declared effective under the Securities Act as of the dates specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the rules and regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of either the initial Registration Statement or the Rule 462 Registration Statement, if applicable, has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                           (ix) The issue and sale of the Shares by the Company to the Underwriters pursuant to this Agreement do not (i) violate the Company's certificate of incorporation or by-laws, in each case as in effect on the date hereof, or (ii) violate any existing Federal law of the United States or the existing General Corporation Law of the State of Delaware; provided that such counsel need not express any opinion with respect to state securities laws;

                           (x) The issue and sale of the Shares being delivered at such Time of Delivery, and the compliance by the Company and the Operating Partnership with all of the provisions of this Agreement and the consummation of the transactions herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or the Operating Partnership is a party or by which the Company or the Operating Partnership is bound or to which any of the property or assets of the Company, the Operating Partnership or any Property Partnership is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or bylaws of the Company or the certificate of limited partnership or partnership agreement of the Operating Partnership or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or the Operating Partnership or any of their properties;

                           (xi) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (xii) Neither the Company nor, to the knowledge of such counsel, any of its subsidiaries, is in violation of its certificate of incorporation, certificate of limited partnership or operating agreement, as the case may be, or bylaws or partnership agreement, as the case may be, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to us to which it is a party or by which it or any of its properties may be bound, except for any such violations or defaults as would not individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

                           (xiii) The partnership agreement of the Operating Partnership has been duly authorized, executed and delivered by the Company and is the valid and legally binding obligation of, and is enforceable against, the Company, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and the effect of general principles of equity; and the partnership agreement of each Property Partnership has been duly authorized, executed and delivered by the Company in its corporate capacity or by the Company or a subsidiary of the Company in its capacity as general partner of the Operating Partnership or the Property Partnerships;

                           (xiv) The Company is not an "investment company" as that term is defined in the Investment Company Act of 1940, as amended;

                           (xv) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company under the Federal laws of the United States for the issuance, sale and delivery of the Shares by the Company to you have been obtained or made;

         In addition, Neal, Gerber & Eisenberg shall state in its letter containing these opinions that, as counsel to the Company, they reviewed the Registration Statement, the prospectus contained therein (the "Basic Prospectus") and the prospectus supplement, dated _____________________ (the "Prospectus Supplement"), participated in discussions with the Representative and representatives of the Company and its accountants, and advised the Company as to the requirements of the Act and the applicable rules and regulations thereunder; on the basis of the information that such counsel gained in the course of the performance of such services, considered in the light of their understanding of the applicable law (including the requirements of Form S-3 and the character of the prospectus contemplated thereby) and the experience they have gained through their practice under the Act, they confirm to you that, in their opinion, each part of the Registration Statement, when such part became effective, and the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive, in all material respects relevant to the offering of the Shares, to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; nothing that came to such counsel's attention in the course of such review has caused such counsel to believe, insofar as relevant to the offering of the Shares, any part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that, insofar as relevant to the offering of the Shares, the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the date of the Prospectus Supplement and as of the date of such letter, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel may state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Basic Prospectus or the Prospectus Supplement except for those made under the captions "Description of Common Stock" and "Plan of Distribution" in the Basic Prospectus, as supplemented by the statements made under the captions "Description of Common Stock," and "Underwriting" in the Prospectus Supplement, respectively, insofar as they relate to provisions of the Company's certificate of incorporation, the Company's by-laws, the Company's Rights Agreement, indemnification agreements with officers and directors of the Company and this Agreement; and that such counsel do not express any opinion or belief as to the financial statements or other financial data derived from accounting records contained in the Registration Statement, the Basic Prospectus or the Prospectus Supplement.

                  (d) Neal, Gerber & Eisenberg, counsel to the Company, shall have furnished to the Representative its written opinion or opinions, dated each Time of Delivery, in form and substance satisfactory to the Representative, to the effect that:

         Each partnership in which the Company owns an interest in excess of 10 percent is properly treated (x) as a partnership for federal income tax purposes and (y) not as a "publicly traded partnership" as defined in the Code;

         The statements set forth in the Prospectus under the caption "Federal Income Tax Considerations" insofar as they purport to describe the provisions of the laws, legal conclusions with respect thereto and documents referred to therein, are accurate and complete in all material respects; and

         In the opinion of such counsel, commencing with the Company's taxable year ending December 31, 1993, the Company has been organized in conformity with the requirements for qualification as a real estate investment trust, and its historic and proposed methods of operation have enabled and will enable it to meet the requirements for qualification and taxation as a real estate investment trust under the Code and the right, in certain circumstances, of holders of interests in the Operating Partnership to exchange those interests for shares of Common Stock has not caused and will not cause the Company to fail the diversity test of Section 856(a)(6) of the Code.

                  (e) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, shall have furnished to the Representative a letter, dated each Time of Delivery, to the effect set forth in Annex I hereto and as to such other matters as the Representative may reasonably request and in form and substance satisfactory to the Representative;

                  (f) Deloitte & Touche LLP, who have been engaged by the Company as its independent accountants, shall have furnished to the Representative a letter, dated each Time of Delivery, to the effect set forth in Annex II hereto and as to such other matters as the Representative may reasonably request and in form and substance satisfactory to the Representative;

                  (g) If applicable, those executive officers and directors that the Representative and the Company shall have agreed upon shall have furnished to the Representative a letter, dated the date hereof, to the effect set forth in Annex III hereto and in form and substance satisfactory to the Representative;

                  (h) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of this Agreement relating to the Shares any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of this Agreement, and (ii) since the respective dates as of which information is given in the Prospectus as amended and supplemented prior to the date of this Agreement there shall not have been any change in the capital stock (other than issuances pursuant to stock option plans) or long-term or short-term debt of the Company or any of its subsidiaries (other than reductions in short-term or long-term debt pursuant to scheduled reductions in the applicable debt instrument) or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of this Agreement, the effect of which, in any such case described in clauses (i) or (ii), is in the judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus as first amended or supplemented;

                  (i) On or after the date of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

                  (j) On or after the date of this Agreement there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE; (ii) a suspension or material limitation in trading in the Company's securities on the NYSE; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; (iv) any material disruption in securities settlement or clearance services; and (v) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (v) in the judgment of the Representative made it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Shares or Option Shares or both on the terms and in the manner contemplated in the Prospectus as first amended or supplemented;

                  (k) The Shares at each Time of Delivery shall have been duly listed, subject to notice of issuance, on the NYSE; and

                  (l) The Company shall have furnished or caused to be furnished to the Representative at such Time of Delivery certificates of officers of the Company satisfactory to the Representative as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (h) of this Section 7 and as to such other matters as the Representative may reasonably request.

         8. (a) The Company and the Operating Partnership, jointly and severally, shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage, or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto (with respect to the Prospectus, in light of the circumstances under which they were made), (ii) the omission or alleged omission to state in the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading (with respect to the Prospectus, in light of the circumstances under which they were made), or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that neither the Company nor the Operating Partnership shall be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee or controlling person for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Company nor the Operating Partnership shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Underwriters by or on behalf of any Underwriter specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company and the Operating Partnership may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

                  (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless each of the Company and the Operating Partnership, its officers and employees, each of its directors, and each person, if any, who controls the Company or the Operating Partnership within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which each of the Company or the Operating Partnership or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Underwriters by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company or the Operating Partnership and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or the Operating Partnership or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company, the Operating Partnership or any such director, officer, employee or controlling person.

                  (c) Promptly after receipt by an indemnified party under this
         Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ its own counsel, with such counsel, in the case of the Underwriters, to represent jointly the Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or the Operating Partnership under this Section 8 if, in the reasonable judgment of the Underwriters, it is advisable for the Underwriters and those officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company and the Operating Partnership. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Operating Partnership on the one hand and the Underwriters on the other with respect to the statements or omission which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company or the Operating Partnership, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Shares under this Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Operating Partnership or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

                  (e) The Underwriters severally confirm and the Company and the Operating Partnership each acknowledge that the statements with respect to the public offering of the Shares by the Underwriters set forth on the cover page of and, pursuant to Item 508 of Regulation S-K of the Act, the second and eleventh paragraphs appearing in the section captioned "Underwriting" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

         9. (a) If any Underwriter shall default in its obligation to purchase the Firm Shares or Option Shares which it has agreed to purchase under this Agreement, the Representative may in its discretion arrange for themselves or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representative does not arrange for the purchase of such Firm Shares or Option Shares, as the case may be, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to the Representative to purchase such Shares on such terms. In the event that, within the respective prescribed period, the Representative notifies the Company that it has so arranged for the purchase of such Shares, or the Company notifies the Representative that it has so arranged for the purchase of such Shares, the Representative or the Company shall have the right to postpone a Time of Delivery for such Shares for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the

Representative may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement.

                  (b) If, after giving effect to any arrangements for the purchase of the Firm Shares or Option Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representative and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Shares or Option Shares, as the case may be, to be purchased at the respective Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Shares or Option Shares, as the case may be, which such Underwriter agreed to purchase under this Agreement and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Shares or Option Shares, as the case may be, which such Underwriter agreed to purchase under this Agreement) of the Firm Shares or Option Shares, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Firm Shares or Option Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representative and the Company as provided in subsection (a) above, the aggregate number of Firm Shares or Option Shares, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Shares or Option Shares, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Shares or Option Shares, as the case may be, of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Operating Partnership and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or the Operating Partnership, or any officer or director or controlling person of the Company or the Operating Partnership, and shall survive delivery of and payment for the Shares.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, or if any Shares are not delivered by the Company as provided herein because the condition set forth in Section 7(j) hereof has not been met, the Company shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representative for all out-of-pocket expenses approved in writing by the Representative, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Shares, but neither the Company nor the Operating Partnership shall then be under any further liability to any Underwriter with respect to such Shares except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, the Representative of the Underwriters of Shares shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representative.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representative as set forth in
Schedule II hereto; and if to the Company or the Operating Partnership shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representative upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Operating Partnership and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and the Operating Partnership and each person who controls the Company, the Operating Partnership or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         16. This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us (one for the Company and one for the Representative plus one for each counsel) counterparts hereof.

                                         Very truly yours,

                                         GENERAL GROWTH PROPERTIES, INC.



                                         By:
                                            ----------------------------
                                            Name:
                                            Title:


                                         GGP LIMITED PARTNERSHIP



                                         By:
                                            ----------------------------
                                            Name:
                                            Title:

Accepted as of the date hereof:

[REPRESENTATIVE]

For itself and as Representative
of the several Underwriters named
in Schedule I hereto


By:  [REPRESENTATIVE]


By:
   ------------------------------

                                   SCHEDULE I



                                                                       NUMBER OF
                                                                     FIRM SHARES
                                                                 TO BE PURCHASED
                                                                 ---------------
                                  UNDERWRITERS
                                  ------------

 ...............................................................    6,000,000


     TOTAL.....................................................    6,000,000
                                                                   =========

                                   SCHEDULE II

NUMBER OF SHARES:

     Number of Firm Shares:

     Maximum Number of Option Shares:

INITIAL OFFERING PRICE TO PUBLIC:



PURCHASE PRICE BY UNDERWRITERS:



LISTING:

     New York Stock Exchange

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

     Wire transfer of immediately available funds

TIME OF DELIVERY:


CLOSING LOCATION:

     Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, 10017

NAMES AND ADDRESSES OF REPRESENTATIVE:

                                                                         ANNEX I

         Pursuant to Section 7(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                  (i) They were independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder during the periods covered by the financial statements on which they reported and on the date of their report;

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon;

                  (iii) For the periods prior to December 31, 2000, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly reports on Form 10-Q incorporated by reference into the Prospectus; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited consolidated financial statements referred to in paragraph (iv)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                  (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) (i) for the periods prior to December 31, 2000,
               the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles, and

                           (B) for the periods prior to December 31, 2000, any
               unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the

               Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                  (v) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representative which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in
         Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representative or in documents incorporated by reference in the Prospectus specified by the Representative, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

         All references in this Annex I to the Prospectus shall be deemed to refer to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) for purposes of each letter delivered.

                                                                        ANNEX II

         Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder adopted by the Commission;

                  (ii) If applicable, in their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon;

                  (iii) For the periods commencing January 1, 2001, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly reports on Form 10-Q incorporated by reference into the Prospectus; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited consolidated financial statements referred to in paragraph (iii)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations adopted by the Commission;

                  (iv) On the basis of limited procedures, not constituting an audit in accordance with auditing standards generally accepted in the United States of America, consisting of a reading of the 2001 unaudited financial statements and other information referred to below, a reading of the latest available 2001 interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) for the periods commencing January 1, 2001, (i)
               the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

                           (B) any unaudited pro forma consolidated condensed
               financial statements included or incorporate by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (C) as of a specified date not more than five days
               prior to the date of such letter, there have been any changes in the consolidated stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the mortgage notes and other debt payable of the Company and its subsidiaries, or any decreases in total consolidated assets or stockholders' equity or other items specified by the Representative, or other items specified by the Representative, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (D) for the period from the date of the latest
               financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (C) there were any decreases in consolidated total revenues or in the total or per share amounts of income before extraordinary items or of net income or other items specified by the Representative, or any increases in any items specified by the Representative, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representative, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (v) In addition to the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs
         (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representative which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representative or in documents incorporated by reference in the Prospectus specified by the Representative, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

         All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) for purposes of each letter delivered.

                                                                       ANNEX III

         Pursuant to Section 7(g) of the Underwriting Agreement, if applicable, each of the agreed upon executive officers and directors shall furnish a letter to the Underwriters to the effect that he or she will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by him or her in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock (other than the Shares) owned by him or her on the date of execution of the lock-up letter agreement or on the date of the completion of the offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period of 30 days after the date of the final Prospectus relating to the offering; provided however that he or she may transfer his or her Shares by sales in connection with the exercise of the Company's options held by him or her which would otherwise expire during the above-referenced 30-day period, provided such sales are made only to pay the exercise price for such options and the federal and any state income taxes payable as a result of such exercise.

                                                                        ANNEX IV

GGP Limited Partnership

General Growth Finance SPE, Inc.

GGP Holding, Inc.

GGP Ivanhoe, Inc.

GGP Ivanhoe II, Inc.

GGP Ivanhoe III, Inc.

GGP/Homart, Inc.

GGP/Homart II LLC

General Growth Management, Inc.

GGPLP L.L.C.